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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): MAY 15, 1996



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                       0-25612                  33-0567363
           --------                       -------                  ----------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


        18872 MACARTHUR BOULEVARD,
           IRVINE, CALIFORNIA                                       92715
- - ---------------------------------------                             -----
(Address of Principal Executive Offices)                          (Zip Code)

                                 (714) 442-4400
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              (Registrant's telephone number, including area code)



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           This Current Report on Form 8-K is filed by StarBase  Corporation,  a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.    OTHER EVENTS

           On April 24, 1996, the Company commenced a private placement offering of 2,100,000 units of equity securities. Each unit consists of one share of common stock, par value $0.01 per share, of the Company (the "Common Stock"), and one non-transferable warrant to purchase one share of Common Stock, exercisable at $2.00 per share through January 31, 1997 and thereafter exercisable at $2.50 per share through January 31, 1998, after which the warrant expires. Each unit was offered at a subscription price of $3.00 per unit.

           The offering terminated at 5:00 p.m., Los Angeles time, and closed on May 13, 1996. The maximum offering of 2,100,000 units was completed. Dabney/Resnick, Inc., the placement agent, placed units for $5,500,000 and the Company sold on a direct basis units for $800,000. The proceeds of the offering will be used for debt reduction and general corporate purposes including implementing the Company's new product marketing and promotion plan.

           The units  were  offered  to U. S.  subscribers  in  compliance  with
Section 4(2) of the Securities Act of 1933, as amended (the "Act"), who are "accredited investors" (as such term is defined in Regulation D of the Act), and to non-U.S. subscribers in compliance with Regulation S promulgated under the Act. The shares of Common Stock and warrants sold have not been registered under the Act and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Act.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        EXHIBITS.

4.1        Form of Warrant:
           - for U.S. subscribers
           - for non-U.S. subscribers

4.2        Form of Subscription Agreement:
           - for U.S. subscribers
           - for non-U.S. subscribers

4.3        Form of Registration Rights Agreement

99.2       Confidential Private Placement Memorandum dated April 19, 1996









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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      May 15, 1996
                                          STARBASE CORPORATION


                                          By:  /s/ Robert W. Leimena
                                              -------------------------------
                                               Robert W. Leimena,
                                               Chief Financial Officer

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                                  EXHIBIT INDEX


                                 Exhibit No.page
                                 ---------------


4.1        Form of Warrant:
           - for U.S. subscribers
           - for non-U.S. subscribers

4.2        Form of Subscription Agreement:
           - for U.S. subscribers
           - for non-U.S. subscribers

4.3        Form of Registration Rights Agreement

99.2       Confidential Private Placement Memorandum dated April 19, 1996



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